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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                 As independent public accountants, we hereby consent to the use of our reports dated February 13, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17807.



Atlanta, Georgia
March 30, 1998